UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2008

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		00000
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (310) 410-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On July 20, 2008, Herbalife Ltd. (the "Company") issued a press release announcing that China’s Ministry of Commerce has granted the Company five additional licenses to conduct direct-selling business in China. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

July 21, 2008	By:	/s/ Brett R. Chapman

Name: Brett R. Chapman
Title: General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Herbalife Ltd. Press Release Dated July 20, 2008